UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) January 19, 2006

                            GP Strategies Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           1-7234                                           13-1926739
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   (Commission File Number)                    (IRS Employer Identification No.)


         777 Westchester Avenue, White Plains, NY                     10604
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         (Address of Principal Executive Offices)                  (Zip Code)

                                 (914) 249-9700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

         On January 19, 2006, GP Strategies Corporation (the "Company") entered into the following agreements, which collectively had the effect of restructuring the Company's capital stock and eliminating all outstanding shares of the Company's supervoting Class B Capital Stock, par value $0.01 per share ("Class B Stock"):

         (a) Stock Repurchase Agreement, by and between the Company and EGI-Fund (02-04) Investors, L.L.C., a Delaware limited liability company ("EGI") (the "EGI Agreement");

         (b) Stock Repurchase Agreement, by and between the Company and Bedford Oak Partners, L.P., a Delaware limited partnership ("Bedford") (the "Bedford Agreement");

         (c) Stock Exchange Agreement, by and between the Company and Jerome I. Feldman ("Feldman") (the "Feldman Agreement"); and

         (d) Stock Exchange Agreement, by and between the Company and Martin M. Pollak ("Pollak") (the "Pollak Agreement" and, together with the EGI Agreement, the Bedford Agreement and the Feldman Agreement, the "Agreements").

The repurchase transactions described in (a) and (b) above and the exchange transactions described in (c) and (d) above are collectively referred to as the "Transactions." The Transactions were negotiated and approved by a Special Committee of the Board of Directors (the "Board"). The Company consummated the Transactions on January 19, 2006.

         Under the EGI Agreement, the Company agreed to purchase from EGI (i) 1,090,000 shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") for a price per share equal to $6.80; and (ii) 300,000 shares of Class B Stock for a price per share equal to $8.30. The aggregate purchase price paid by the Company to EGI was $9,902,000. The foregoing description of the EGI Agreement is qualified in its entirety by reference to the text of the EGI Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         Under the Bedford Agreement, the Company agreed to purchase from Bedford, (i) 1,031,500 shares of Common Stock for a price per share equal to $6.80; and (ii) 300,000 shares of Class B Stock for a price per share equal to $8.30. The aggregate purchase price paid by the Company to Bedford was $9,504,200. Harvey Eisen, Chairman of the Board, is deemed to have beneficial ownership of the shares owned by Bedford by virtue of his position as managing member of Bedford Oak Advisors, LLC, the investment manager of Bedford. The foregoing description of the Bedford Agreement is qualified in its entirety by reference to the text of the Bedford Agreement, which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference.

         Under the Feldman Agreement, Feldman agreed to exchange 568,750 shares of Class B Stock into Common Stock, at a rate of one share of Class B Stock for one share of Common Stock, for a price of $1.50 per share exchanged. The aggregate price for the shares exchanged paid by the Company to Feldman was $853,125. Pursuant to the Feldman Agreement, Feldman applied the entire amount of $853,125 toward repayment of indebtedness owed by him to the Company. Feldman is Chairman of the Executive Committee of the Company. The foregoing description of the Feldman Agreement is qualified in its entirety by reference to the text of the Feldman Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.



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         Under the Pollak Agreement, Pollak agreed to exchange 31,250 shares of
Class B Stock into Common Stock, at a rate of one share of Class B Stock for one share of Common Stock, for a price of $1.50 per share exchanged. The aggregate price for the shares exchanged paid by the Company to Pollak was $46,875. The foregoing description of the Pollak Agreement is qualified in its entirety by reference to the text of the Pollak Agreement, which is attached hereto as
Exhibit 10.4 and is incorporated herein by reference.

         Taken together, the Agreements resulted in the Company repurchasing 2,121,500 shares of its Common Stock, repurchasing 600,000 shares of its Class B Stock, and exchanging 600,000 shares of its Class B Stock into 600,000 shares of Common Stock, for an aggregate price of $20,306,200.

         In connection with the Agreements and the consummation of the Transactions, on January 19, 2006, General Physics Corporation, a Delaware corporation, SkillRight, Inc., a Delaware corporation, GSE Systems, Inc., a Delaware corporation, GSE Power Systems, Inc., a Delaware corporation, and MSHI, Inc., a Virginia corporation (collectively, the "Borrowers"), entered into the Fourth Amendment to Financing and Security Agreement (the "Bank Amendment") with Wachovia Bank, National Association (the "Lender"). Pursuant to the Bank Amendment, the Borrowers and the Lender agreed to amend certain terms of the underlying Financing and Security Agreement, dated August 13, 2003, as amended and modified, to, among other things, (a) permit the Borrowers to provide cash to the Company to fund the Transactions and repurchase up to $5 million of additional shares of Common Stock ("Public Buyback"); and (b) extend the revolving credit expiration date for General Physics Corporation and SkillRight, Inc. from August 12, 2006 to August 12, 2007. The foregoing description of the Bank Amendment is qualified in its entirety by reference to the text of the Bank Amendment, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
Item 5.01. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Pursuant to the EGI agreement, on January 19, 2006, Matthew Zell (the designee of EGI) and Scott R. Peppet resigned from the Board. The Company expects to initiate an independent director search to fill the vacant seats. In addition, Marshall S. Geller has been appointed to the Company's Audit Committee. The Company will reconstitute its Board and committees as necessary to comply with rules promulgated by the Securities and Exchange Commission and the New York Stock Exchange.

Item 8.01. Other Events.

         On January 19, 2006, the Company authorized the Public Buyback from time to time in the open market, subject to prevailing business and market conditions and other factors.

         In connection with eliminating all its outstanding shares of Class B Stock, the Company expects to seek stockholder approval to amend its Certificate of Incorporation to eliminate the authorized Class B Stock.



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Item 9.01         Financial Statements and Exhibits

     (d) Exhibits.


     Exhibit
      Number                        Description of Exhibit

       10.1 Stock Repurchase Agreement, dated January 19, 2006, by and between GP Strategies Corporation and EGI-Fund (02-04) Investors, L.L.C.

       10.2 Stock Repurchase Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Bedford Oak Partners, L.P.

       10.3 Stock Exchange Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Jerome I. Feldman.

       10.4 Stock Exchange Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Martin M. Pollak.

       10.5 Fourth Amendment to Financing and Security Agreement, dated January 19, 2006, by General Physics Corporation, Skillright, Inc., GSE Systems, Inc., GSE Power Systems, Inc., MSHI, Inc., and Wachovia Bank, National Association.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GP Strategies Corporation


Date: January 25, 2006                 Andrea D. Kantor
                                       Executive Vice President
                                       and General Counsel


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                                  EXHIBIT INDEX



     Exhibit
      Number                           Description of Exhibit

       10.1 Stock Repurchase Agreement, dated January 19, 2006, by and between GP Strategies Corporation and EGI-Fund (02-04) Investors, L.L.C.

       10.2 Stock Repurchase Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Bedford Oak Partners, L.P.

       10.3 Stock Exchange Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Jerome I. Feldman.

       10.4 Stock Exchange Agreement, dated January 19, 2006, by and between GP Strategies Corporation and Martin M. Pollak.

       10.5 Fourth Amendment to Financing and Security Agreement, dated January 19, 2006, by General Physics Corporation, Skillright, Inc., GSE Systems, Inc., GSE Power Systems, Inc., MSHI, Inc., and Wachovia Bank, National Association.




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